Leases - Finance Leases (Details) - USD ($) $ in Thousands	Jun. 30, 2024	Dec. 31, 2023
Finance lease liabilities, including current portion (see Note 6 – Borrowings)	$ 444,901	$ 468,414
Finance leases [Member]
2025	154,762
2026	36,753
2027	36,307
2028	35,997
2029	35,557
2030 and thereafter	311,545
Total	610,921
Finance lease liabilities, including current portion (see Note 6 – Borrowings)	444,901
Discount based on incremental borrowing rate	$ 166,020